U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 2, 2009
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive		10043
offices)		(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 8.01 Other Events.
     On March 2, 2009, Citigroup Inc. released a fact sheet containing additional information about the terms of its offer to exchange shares of its common stock for approximately $15 billion liquidation value of publicly held preferred stock and trust preferred securities.
     A copy of the fact sheet described above is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
99.1	Fact Sheet “Additional Information About Citigroup Proposal to Exchange Common Stock for Existing Preferred Stock and Trust Preferred Securities”, dated March 2, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2009	CITIGROUP INC.
	By:	/S/MICHAEL J. TARPLEY
		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

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EXHIBIT INDEX

Exhibit Number
99.1	Fact Sheet “Additional Information About Citigroup Proposal to Exchange Common Stock for Existing Preferred Stock and Trust Preferred Securities”, dated March 2, 2009

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